UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ___________________

FORM 8-K
 ___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 2, 2018
Date of Report (Date of earliest event reported)
___________________

CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)
(Not applicable)
 ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On November 2, 2018, Capital One Financial Corporation (the “Company”) issued a press release with a reminder to warrant holders that the Company’s publicly traded warrants to purchase common stock are set to expire on November 14, 2018. The New York Stock Exchange (NYSE) has notified the Company that it will suspend trading in the warrants before the opening of trading on November 12, 2018. Any warrant not exercised prior to Depository Trust & Clearing Corporation’s (DTCC) cutoff time on November 14, 2018, will expire and become void, and the holder will not receive any shares of the Company’s common stock. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated November 2, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date:	November 2, 2018	By:	/s/	Matthew W. Cooper
Matthew W. Cooper
General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated November 2, 2018

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